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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 1
                         TO CURRENT REPORT ON FORM 8-K

                                       ON

                                   FORM 8-K/A

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported):  MAY 1, 1997



                                   EVI, INC.
               (Exact name of registrant as specified in charter)



                     DELAWARE                       1-13086                           04-2515019
             (State of Incorporation)        (Commission File No.)       (I.R.S. Employer Identification No.)



           5 POST OAK PARK, SUITE 1760,
                  HOUSTON, TEXAS                                                      77027-3415
     (Address of Principal Executive Offices)                                         (Zip Code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400



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                       Exhibit Index Appears on Page 4
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                               INTRODUCTORY NOTE

         EVI, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated May 1, 1997, with this Amendment No. 1 on Form 8-K/A to restate Item 7 in its entirety.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Business Acquired.

         The financial statements of the GulfMark Retained Assets, the business acquired by the Company, for the periods specified in Rule 3-05(b) of Regulation S-X have been previously filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form S-4 (Reg. No. 333-24133), as amended, and are incorporated herein by reference.

         (b)     Pro Forma Financial Information.

         The pro forma financial information required pursuant to Article 11 of Regulation S-X has been previously filed with the Securities and Exchange Commission as part of EVI's Registration Statement on Form S-4 (Reg. No. 333-24133), as amended, and are incorporated herein by reference.

         (c)     Exhibits.

         2.1     -   Agreement and Plan of Merger dated as of December 5, 1996, among Energy Ventures, Inc., GulfMark Acquisition Co.,
                     GulfMark International, Inc. and New GulfMark
                     International, Inc. (incorporated by reference to Exhibit
                     No. 2.2 to Form 8-K, File 1-13086, filed December 26,
                     1996).

         2.2     -   Agreement and Plan of Distribution dated as of December 5,
                     1996, by and among GulfMark International, Inc., New
                     GulfMark International, Inc. and Energy Ventures, Inc.
                     (incorporated by reference to Exhibit No. 2.3 to Form 8-K,
                     File 1-13086, filed December 26, 1996).

         2.3     -   First Amendment to Agreement and Plan of Merger dated
                     March 27, 1997 (incorporated by reference to Exhibit 2.3 to the Registration Statement on Form S-4 (Reg. No.
                     333-24133)).

         3.1     -   Restated Certificate of Incorporation of the Company, as
                     amended on May 6, 1997 (incorporated by reference to Exhibit No. 3.1 to Form 8-K, File 1-13086, filed May 14,
                     1997).

        23.2     -   Consent of Arthur Andersen LLP, with respect to the
                     financial statements of GulfMark Retained Assets
                     (incorporated by reference to Exhibit No. 23.2 to Form
                     8-K, File 1-13086, filed May 14, 1997).

        99.1     -   Press Release of the Company dated May 1, 1997, announcing the closing of the Merger (incorporated by reference to
                     Exhibit No. 99.1 to Form 8-K, File 1-13086, filed May 14,
                     1997)





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EVI, INC.



Dated: January 14, 1998               /s/ Frances R. Powell
                                --------------------------------------------
                                        Frances R. Powell
                                        Vice President, Accounting
                                        and Controller





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
                               INDEX TO EXHIBITS


        Number                                             Exhibit
        ------                                             -------
          2.1           Agreement and  Plan of Merger  dated as  of December 5,  1996, among  Energy
                        Ventures, Inc.,  GulfMark Acquisition Co., GulfMark  International, Inc. and
                        New GulfMark International, Inc.  (incorporated by reference to Exhibit  No.
                        2.2 to Form 8-K, File 1-13086, filed December 26, 1996).

          2.2           Agreement and  Plan of  Distribution dated  as of December 5,  1996, by  and among  GulfMark International,  Inc., New  GulfMark International,  Inc. and
                        Energy Ventures, Inc. (incorporated by  reference to Exhibit No. 2.3 to Form
                        8-K, File 1-13086, filed December 26, 1996).

          2.3           First  Amendment to  Agreement  and Plan  of  Merger  dated March  27,  1997
                        (incorporated by reference to  Exhibit 2.3 to the Registration  Statement on
                        Form S-4 (Reg. No. 333-24133)).

          3.1           Restated Certificate of Incorporation of  the Company, as amended on May  6,
                        1997 (incorporated  by reference to  Exhibit No.  3.1 to Form  8-K, File  1-
                        13086, filed May 14, 1997).

         23.2           Consent of Arthur Andersen LLP, with respect  to the financial statements of
                        GulfMark Retained Assets (incorporated  by reference to Exhibit No.  23.2 to
                        Form 8-K, File 1-13086, filed May 14, 1997).

         99.1           Press Release  of the Company dated  May 1, 1997, announcing  the closing of the Merger (incorporated  by reference to Exhibit No. 99.1 to Form 8-K, File
                        1-13086, filed May 14, 1997).





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